Exhibit 10.6

PARTICIPANTS AS OF JANUARY 1, 2013
UNDER THE EXECUTIVE MANAGEMENT INCENTIVE PLAN

John V. Faraci	Chairman and Chief Executive Officer
John N. Balboni	SVP and Chief Information Officer, Information Technology
C. Cato Ealy	SVP, Corporate Development
William P. Hoel	SVP, Container the Americas
Tommy S. Joseph	SVP, Manufacturing, Technology, EHS&S and Global Sourcing
Thomas G. Kadien	SVP, Consumer Packaging and IP Asia
Paul J. Karre	SVP, Human Resources and Communications
Mary A. Laschinger	SVP and President, xpedx
Tim S. Nicholls	SVP, Printing & Communications Papers the Americas
Maximo Pacheco	SVP and President, IP Europe, Middle East, Africa and Russia
Carol L. Roberts	SVP and Chief Financial Officer
Sharon R. Ryan	SVP, General Counsel and Corporate Secretary
Mark S. Sutton	SVP, Industrial Packaging
Any other individual elected to the position of Senior Vice President during 2013

A-1

EXECUTIVE MANAGEMENT INCENTIVE PLAN
2013 COMPANY BUSINESS OBJECTIVE
AND INTERMEDIATE PERFORMANCE OBJECTIVES

Plan Element	162(m) Limit Approved by MDCC
Company Business Objective:	Positive EBITDA Before Special Items
INTERMEDIATE PERFORMANCE OBJECTIVES:	SAME AS 2013 MANAGEMENT INCENTIVE PLAN OBJECTIVES

S-1